UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

CAR CHARGING GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149784	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1691 Michigan Avenue, Sixth Floor

Miami Beach, Florida 33139

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:(305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2015, Governor Bill Richardson resigned from the Board of Directors (the “Board”) of Car Charging Group, Inc. (the “Company”). Governor Richardson, who had served on the Board since December of 2012, indicated that his resignation came as a result of possible back surgery and a need to reduce business commitments. There was no disagreement between us and Governor Richardson on any matter that caused his resignation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

17.1	Resignation Letter from Governor Bill Richardson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Car Charging Group Inc.

Dated: September 24, 2015	By:	/s/ Michael Calise
		Name:	Michael Calise
		Title:	Chief Executive Officer